SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         _______________

                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported):  November 13,
                              2000


             Atlantic Coast Airlines Holdings, Inc.
       (Exact Name of Registrant as Specified in Charter)



              Delaware      0-21976     13-3621051
              (State or   (Commission      (IRS
                Other         File       Employer
            Jurisdiction    Number)    Identificati
                 of                       on No.)
            Incorporatio
                 n)


       515-A Shaw Road, Dulles, VA                  20166
     (Address of Principal Executive Offices)     (Zip Code)


 Registrant's telephone number, including area code:  (703) 925-
                              6000


                               N/A
  (Former Name or Former Address, if Changed Since Last Report)





Item 9.

On November 14, 2000 at approximately 11:00 a.m. EST, Kerry Skeen, Chairman and Chief Executive Officer of Atlantic Coast Airlines Holdings, Inc., will make a presentation to the Salomon Smith Barney Transportation Conference. A live webcast of the conference is being presented by the sponsors. It is accessible through the following web address: http://ssmb.nextvenue.com/external.asp?
userid=SSB_External&code=transportation

In addition, a copy of Mr. Skeen's slide presentation will be available through the Company's website
(http://www.atlanticcoast.com) in the "For Investors" section, from shortly after the presentation, to 5 p.m. EST on November
17, 2000.

A copy of the press release made in connection with this presentation is filed herewith as Exhibit 99.








                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ATLANTIC COAST AIRLINES HOLDINGS,
                              INC.


Date:  November 13, 2000           By:  /S/ Richard J. Surratt
                              Title:    Senior Vice President
                                   Finance and CFO